BOK FINANCIAL CORPORATION                                       Exhibit 99 (b)
(In thousands, except ratio and per share data)

                                                               Period End Balances                     Average Balances
                                                       -----------------------------------  -------------------------------------
                                                                  December 31,                    Quarter Ended December 31,
                                                       -----------------------------------  -------------------------------------
 BALANCE SHEETS                                          2004                  2003             2004                2003
                                                       --------------     ----------------  ----------------   ------------------
 ASSETS
 Cash and due from banks                                  $ 503,715             $ 629,480        $ 534,056            $ 476,687
 Trading securities                                           9,692                 7,823           10,208               17,325
 Funds sold                                                  27,376                14,432           31,994               26,730
 Securities:
   Available for sale                                     4,593,190             4,518,868        4,708,757            4,420,581
   Held for investment                                      221,094               187,951          220,309              190,526
                                                       --------------     ----------------  ----------------   ------------------
 Total securities                                         4,814,284             4,706,819        4,929,066            4,611,107
 Loans:
   Commercial                                             4,575,836             4,336,702        4,544,070            4,264,614
   Commercial real estate                                 1,621,110             1,630,092        1,610,228            1,602,818
   Residential mortgage                                   1,239,180             1,072,186        1,230,702            1,054,563
   Consumer                                                 492,841               444,909          488,974              437,131
                                                       --------------     ----------------  ----------------   ------------------
 Total loans                                              7,928,967             7,483,889        7,873,974            7,359,126
 Less allowance for loan losses                            (108,618)             (114,784)        (114,106)            (115,590)
                                                       --------------     ----------------  ----------------   ------------------
 Total loans, net                                         7,820,349             7,369,105        7,759,868            7,243,536
 Premises and equipment, net                                172,643               175,901          172,264              167,277
 Accrued revenue receivable                                  79,644                74,980           72,348               58,543
 Intangible assets, net                                     242,594               250,686          243,511              247,767
 Mortgage servicing rights, net                              45,678                48,550           45,666               49,372
 Real estate and other repossessed assets                     3,763                 7,186            5,684                8,661
 Receivable on unsettled securities transactions             56,873                     -           27,785               42,691
 Bankers' acceptances                                        31,799                30,884           33,945               40,084
 Derivative contracts                                       380,051               149,100          477,124              110,505
 Other assets                                               206,953               130,652          245,962              140,455
                                                       --------------     ----------------  ----------------   ------------------
 TOTAL ASSETS                                          $ 14,395,414          $ 13,595,598     $ 14,589,481         $ 13,240,740
                                                       ==============     ================  ================   ==================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                               $ 1,927,119           $ 1,648,600      $ 1,938,205          $ 1,370,088
   Interest-bearing transaction                           3,947,088             4,021,808        3,841,742            3,886,546
   Savings                                                  156,339               174,729          160,404              179,867
   Time deposits                                          3,643,852             3,374,726        3,662,455            3,442,358
                                                       --------------     ----------------  ----------------   ------------------
 Total deposits                                           9,674,398             9,219,863        9,602,806            8,878,859
 Federal funds purchased and
   repurchase agreements                                  1,555,507             1,609,668        1,747,391            1,679,540
 Other borrowed funds                                     1,015,000             1,016,650        1,005,679            1,031,414
 Subordinated debenture                                     151,594               154,332          152,634              154,524
 Accrued interest, taxes, and expenses                       71,062                85,409           66,876               67,143
 Bankers' acceptances                                        31,799                30,884           33,945               40,084
 Due on unsettled securities transactions                         -                 8,259           28,554                    -
 Derivative contracts                                       387,292               149,326          484,915              110,001
 Other liabilities                                          110,268                92,577           98,691               81,059
                                                       --------------     ----------------  ----------------   ------------------
 TOTAL LIABILITIES                                       12,996,920            12,366,968       13,221,491           12,042,624
 Shareholders' Equity:
   Shareholders' equity                                   1,410,119             1,220,171        1,373,114            1,192,780
   Unrealized securities gains (losses)                     (11,625)                8,459           (5,124)               5,336
                                                       --------------     ----------------  ----------------   ------------------
 TOTAL SHAREHOLDERS' EQUITY                               1,398,494             1,228,630        1,367,990            1,198,116
                                                       --------------     ----------------  ----------------   ------------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                $ 14,395,414          $ 13,595,598     $ 14,589,481         $ 13,240,740
                                                       ==============     ================  ================   ==================



                                                            For the Quarter Ended                 For the Year Ended
                                                      ------------------------------------ -------------------------------------
                                                                 December 31,                         December 31,
                                                      ------------------------------------ -------------------------------------
  STATEMENTS OF EARNINGS                                  2004                  2003             2004                2003
                                                      --------------     ----------------- ----------------   ------------------

 Interest revenue                                         $ 163,087             $ 143,883        $ 614,284            $ 565,173
 Interest expense                                            56,625                42,678          191,041              173,678
                                                      --------------     ----------------- ----------------   ------------------
 Net interest revenue                                       106,462               101,205          423,243              391,495
 Provision for credit losses                                  4,439                 8,001           20,439               35,636
                                                      --------------     ----------------- ----------------   ------------------
 Net interest revenue after
   provision for credit losses                              102,023                93,204          402,804              355,859

 Other operating revenue
   Brokerage and trading revenue                              9,721                 9,259           41,107               41,152
   Transaction card revenue                                  16,598                14,496           64,816               55,491
   Trust fees and commissions                                14,793                12,976           57,532               45,763
   Service charges and fees on deposit accounts              23,337                22,346           93,712               82,042
   Mortgage banking revenue, net                              6,284                 7,457           28,189               52,336
   Leasing revenue                                              648                   905            3,118                3,508
   Other revenue                                              6,450                 6,752           24,091               24,065
                                                      --------------     ----------------- ----------------   ------------------
  Total fees and commissions                                 77,831                74,191          312,565              304,357
   Gain on sale of other assets                                  90                    70              887                  822
   Gain (loss) on sales of securities, net                      967                  (951)          (3,088)               7,188
   Loss on derivatives                                         (174)               (2,259)          (1,474)              (9,375)
                                                      --------------     ----------------- ----------------   ------------------
   Total other operating revenue                             78,714                71,051          308,890              302,992

 Other operating expense
   Personnel                                                 62,118                58,639          240,661              222,922
   Business promotion                                         4,766                 3,773           15,618               12,937
   Contribution of stock to BOk Charitable Foundation         1,436                     -            5,561                    -
   Professional fees and services                             3,936                 4,312           15,487               17,935
   Net occupancy and equipment                               11,973                12,066           47,289               45,967
   Data processing and communications                        15,196                13,869           60,025               51,537
   Printing, postage and supplies                             3,817                 3,589           14,034               13,930
   Net (gains) losses and operating expenses
     on repossessed assets                                   (3,656)                 (355)          (4,016)                 271
   Amortization of intangible assets                          1,888                 2,588            8,138                8,101
   Mortgage banking costs                                     3,929                 6,105           18,167               40,296
   Recovery for impairment of mortgage
     servicing rights                                          (305)               (2,260)          (1,567)             (22,923)
   Other expense                                              6,484                 6,420           21,827               20,604
                                                      --------------     ----------------- ----------------   ------------------
 Total other operating expense                              111,582               108,746          441,224              411,577

 Income before taxes                                         69,155                55,509          270,470              247,274
 Federal and state income taxes                              22,599                20,207           91,447               88,914
                                                      --------------     ----------------- ----------------   ------------------

 Net Income                                                $ 46,556              $ 35,302        $ 179,023            $ 158,360
                                                      ==============     ================= ================   ==================


                                                             For the Quarter Ended                    For the Year Ended
                                                      ------------------------------------ -------------------------------------
                                                                 December 31,                           December 31,
                                                      ------------------------------------ -------------------------------------
 FINANCIAL DATA                                          2004                  2003             2004                2003
                                                      --------------     ----------------- ----------------   ------------------

 Capital:
   Average equity                                       $ 1,367,990           $ 1,198,116      $ 1,297,557          $ 1,159,556
   Period-end equity                                    $ 1,398,494           $ 1,228,630      $ 1,398,494          $ 1,228,630
   Risk-based capital ratios:
     Tier 1                                                  10.02%                 9.15%
     Total capital                                           11.67%                11.31%
   Leverage ratio                                             7.94%                 7.17%

 Common stock:
   Book value per share                                     $ 23.28               $ 20.60          $ 23.28              $ 20.60
                                                      ==============     ================= ================   ==================

   Basic earnings per share                                  $ 0.78                $ 0.59           $ 3.00               $ 2.67
                                                      ==============     ================= ================   ==================

   Diluted earnings per share                                $ 0.70                $ 0.53           $ 2.68               $ 2.38
                                                      ==============     ================= ================   ==================

 Period end common shares outstanding                    59,422,418            58,923,009       59,422,418           58,923,009

 Average shares outstanding:
     Basic                                               59,250,675            58,850,768       59,128,395           58,699,951
     Diluted                                             66,894,505            66,529,661       66,732,496           66,509,121

 Key ratios:
   Return on average assets                                   1.27%                 1.06%            1.28%                1.24%
   Return on average equity                                  13.54%                11.69%           13.80%               13.66%
   Net interest margin                                        3.38%                 3.40%            3.45%                3.44%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                        $ 52,660              $ 52,681
   Real estate and other repossessed assets                   3,763                 7,186
                                                      --------------     -----------------
                 Total nonperforming assets                $ 56,423              $ 59,867
                                                      ==============     =================

   90 days past due                                         $ 7,649              $ 14,944
                                                      ==============     =================

 Gross charge-offs                                          $ 8,172               $ 7,549         $ 29,685             $ 31,475
 Recoveries                                                   1,742                 1,216            7,727                6,125
                                                      --------------     ----------------- ----------------   ------------------
 Net charge-offs (recoveries)                               $ 6,430               $ 6,333         $ 21,958             $ 25,350
                                                      ==============     ================= ================   ==================

 Key ratios:
   Reserve for loan losses to period end loans (A)            1.38%                 1.55%
   Nonperforming assets to period
     end loans (A) and repossessed assets                     0.71%                 0.81%
   Net charge-offs (annualized) to average loans (A)          0.33%                 0.35%            0.29%                0.36%
   Reserve for loan losses to nonperforming loans           206.26%               217.89%

 (A) Excluding residential mortgage loans held for sale



                                                            For the Quarter Ended                   For the Year Ended
                                                      ------------------------------------ -------------------------------------
                                                                December 31,                           December 31,
                                                      ------------------------------------ -------------------------------------
                                                         2004                  2003             2004                2003
                                                      --------------     ----------------- ----------------   ------------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions             $ 12,719,368          $ 11,930,572     $ 12,417,050         $ 11,530,921
 Average total assets                                  $ 14,589,481          $ 13,240,740     $ 14,026,887         $ 12,779,416
 Average equity                                         $ 1,367,990           $ 1,198,116      $ 1,297,557          $ 1,159,556
 Average loans                                          $ 7,873,974           $ 7,359,126      $ 7,644,049          $ 7,101,543
 Average total deposits                                 $ 9,602,806           $ 8,878,859      $ 9,422,886          $ 8,527,582
 Average demand deposits                                $ 1,938,205           $ 1,370,088      $ 1,805,558          $ 1,309,744
 Loans held for sale (Period end)                          $ 40,262              $ 56,543         $ 40,262             $ 56,543
 Loans held for sale (Average)                             $ 45,413              $ 70,600         $ 50,231            $ 121,851
 Tax equivalent adjustment                                  $ 1,633               $ 1,184          $ 5,039              $ 5,170
 Preferred stock dividends - BOKF                             $ 375                 $ 375          $ 1,875              $ 1,500
 Period end common shares O/S                            59,422,418            58,923,009       59,422,418           58,923,009
 Period end fully diluted shares                         67,066,248            66,601,902       67,066,248           66,601,902
 Number of days in period                                        92                    92              366                  365


 Tangible Book Value per Common Share                       $ 19.20               $ 16.34          $ 17.43              $ 15.83
                                                      ==============     ================= ================   ==================

 Stock Buy Back Program:
 Stock buy back # shares                                          -                     -                -                    -
 Stock buy back account                                         $ -                   $ -              $ -                  $ -
                                                      --------------     ----------------- ----------------   ------------------
   Average price per share                                      $ -                   $ -              $ -                  $ -
                                                      ==============     ================= ================   ==================

 Mortgage Banking:
   Mortgage servicing portfolio                         $ 3,954,957           $ 4,389,018
   Mortgage loan fundings during quarter                  $ 137,692             $ 159,279        $ 633,424          $ 1,315,656
   Mortgage loan refinances to total fundings                32.38%                39.99%           34.21%               65.32%

 Trust Assets:
   Total trust assets                                  $ 24,589,053          $ 21,283,791